ESP RESOURCES, INC.
AND SUBSIDIARY

 CONSOLIDATED FINANCIAL STATEMENTS

For the Period From November 20, 2006 (Date of Inception)
 Through December 31, 2006

ESP RESOURCES, INC. AND SUBSIDIARY

WRIGHT, MOORE, DEHART, DUPUIS & HUTCHINSON, L.L.C.

Certified Public Accountants
100 Petroleum Drive, 70508
P.O. Box 80569 • Lafayette, Louisiana 70598-0569
(337) 232-3637 • FAX (337) 235-8557
www.wmddh.com

JOHN W. WRIGHT, CPA *
JAMES H. DUPUIS, CPA, CFP *
JAN H. COWEN, CPA *
LANCE E. CRAPPELL, CPA *
MICAH R. VIDRINE, CPA *
TRAVIS M. BRINSKO, CPA *
RICK L. STUTES CPA, CVA / ABV, APA *

* A PROFESSIONAL CORPORATION

JOE D. HUTCHINSON, CPA *
M. TROY MOORE, CPA * +
MICHAEL G. DEHART, CPA, CVA, MBA * +

+RETIRED

WMDDH

KRISTIE C. BOUDREAUX, CPA
SHEP E. COMEAUX, CPA, MBA
ROBERT T. DUCHARME, II, CPA
CHRISTINE R. DUNN, CPA
DANE P. FALGOUT, CPA
MARY PATRICIA KEELEY, CPA
WENDY ORTEGO, CPA
KYLE L. ROBICHEAUX, CPA
DAMIAN H. SPILSS, CPA, CFP
ROBIN G. STOCKTON, CPA
BRIDGET B. TILLEY, CPA, MT
PATRICK E. WAGUESPACK, CPA

INDEPENDENT AUDITORS' REPORT

To the Stockholders
ESP Resources, Inc.
And Subsidiary
Lafayette, Louisiana

We have audited the accompanying Consolidated Balance Sheet of ESP Resources, Inc. and Subsidiary as of December 31, 2006 and the related Consolidated Statements of Operations, Retained Earnings and Cash Flows for the period from November 20, 2006 (date of inception) through December 31, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and with audit standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ESP Resources, Inc. and Subsidiary as of December 31, 2006, and the results of its operations and its cash flows for the period from November 20, 2006 (date of inception) through December 31, 2006 in conformity with U.S. generally accepted accounting principles.

Wright, Moore, DeHart,
Dupuis & Hutchinson, LLC

WRIGHT, MOORE, DEHART,
DUPUIS & HUTCHINSON, L.L.C.
Certified Public Accountants

January 10, 2008

CIRCULAR 230 DISCLOSURE – To ensure compliance with the recently issued U.S. Treasury Circular 230 Notice, unless otherwise expressly indicated, any tax advice contained in this communication, or attachments thereto, was not intended or written to be used, and cannot be used, for the purpose of (i) avoiding tax-related penalties under the Internal Revenue Code, or (ii) promoting, marketing or recommending any tax-related matter addressed herein.

ESP RESOURCES, INC. AND SUBSIDIARY

CONSOLIDATED BALANCE SHEET
DECEMBER 31, 2006

ASSETS

CURRENT ASSETS
Cash	$909
Prepaid Expenses	38,082

Total Current Assets	38,991

OTHER ASSETS
Deferred Income Taxes	428

Total Other Assets	428

TOTAL ASSETS	$39,419

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
Accrued Expenses	$173
Due to Officers	6,200
Notes Payable	35,471

Total Current Liabilities	41,844

STOCKHOLDERS' DEFICIT
Retained Deficit	(2,425)

Total Stockholders' Deficit	(2,425)

TOTAL LIABILITIES AND
STOCKHOLDERS' DEFICIT	$39,419

The Accompanying Notes are an integral Part of This Statement.

ESP RESOURCES, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENT OF OPERATIONS
For the Period From November 20, 2006 (Date of Inception) Through December 31, 2006

REVENUES		$-

ADMINISTRATIVE EXPENSES
Insurance Expense	$2,680
Interest Expense	173
Total Administrative Expenses		2,853

NET LOSS BEFORE PROVISION FOR INCOME TAXES		(2,853)

PROVISION FOR INCOME TAXES (BENEFIT)
Current	-
Deferred	(428)
Total Provision for Income Taxes (Benefit)		(428)

NET LOSS		$(2,425)

The Accompanying Notes are an integral Part of This Statement.

ESP RESOURCES, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIT
For the Period From November 20, 2006 (Date of Inception) Through December 31, 2006

	Common	Paid-In	Retained
	Stock	Capital	Deficit	Total

BALANCE - NOVEMER 20, 2006	$-	$-	$-	$-

NET LOSS	-	-	(2,425)	(2,425)

BALANCE - DECEMBER 31, 2006	$-	$-	$(2,425)	$(2,425)

The Accompanying Notes are an integral Part of This Statement.

ESP RESOURCES, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENT OF CASH FLOWS
For the Period From November 20, 2006 (Date of Inception) Through December 31, 2006

CASH FLOWS FROM OPERATING ACTIVITIES
Net Loss	$(2,425)
Adjustments to Reconcile Net Loss to
Net Cash Used In Operating Activities:
Deferred Income Taxes	(428)
Change in Assets and Liabilities:
Prepaid Expenses	(2,611)
Accrued Expenses	173
Due to Officers	6,200
Total Adjustments	3,334

Net Cash Provide By Operating Activities	909

NET INCREASE IN CASH	909

CASH AT BEGINNING OF YEAR	-

CASH AT END OF YEAR	$909

The Accompanying Notes are an integral Part of This Statement.

ESP RESOURCES, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Period from November 20, 2006 (Date of Inception) Through December 31, 2006

(A)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business- ESP Resources, Inc. (the Company) was incorporated in the State of Delaware in November 2006.   ESP Resources, Inc. was formed as a holding company for ESP Petrochemicals, Inc.

ESP Petrochemicals, Inc. was incorporated in the State of Louisiana in November 2006.  ESP Petrochemicals, Inc. sells chemicals for use in the oil and gas industry to customers primarily located in the Gulf of Mexico and gulf states region.

The financial statements for the period ended December 31, 2006 include the activity of this subsidiary. All significant intercompany balances and transactions have been eliminated.

Income Taxes– Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of accrued taxes plus deferred taxes primarily related to differences between the depreciation expenses for financial and tax reporting.  The deferred taxes represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled.

Cash and Cash Equivalents - The Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.  The Company had no cash equivalents at December 31, 2006.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

ESP RESOURCES, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Period from November 20, 2006 (Date of Inception) Through December 31, 2006

(B)   NOTES PAYABLE

Notes payable consisted of the following as of December 31, 2006:

Insurance Premium Finance Agreement dated
December 2006 bearing interest at nine percent per
annum, payable in monthly installments of $4,090
through September 2007.	$35,471

(C)   RELATED PARTY TRANSACTIONS

At June 30, 2007 the Company had a balance due to officers in the amount of $6,200 related to general operations.

(D)   COMMON AND PREFERED STOCK

Common and preferred stock for ESP Resources, Inc. consisted of the following at December 31, 2007:

Class A Common - $0.001 par value;
100,000,000 shares authorized
29,400,000 issued and outstanding	$2,940

Class B Common - $0.001 par value;
10 votes per share,
5,000,000 shares authorized	-

Class A Preferred - $0.001 par value;
20,000,000 shares authorized	-

Total	$2,940

ESP RESOURCES, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Period from November 20, 2006 (Date of Inception) Through December 31, 2006

(D)   COMMON AND PREFERED STOCK - continued

Common and preferred stock for ESP Petrochemicals, Inc. consisted of the following at December 31, 2006:

(E)   CASH FLOW DISCLOSURES

Cash Paid During the Year For:
Interest	$-
Taxes	-

Non-cash investing and financing activities:
During the period from November 20, 2006 (date of inception) through December 31, 2006, the Company acquired an insurance policy with total premiums of $40,762. The Company financed $35,471 of these policies through notes payable (see Note B above).

(I)   INCOME TAXES

The components of Income Tax Expense (Benefit) at December 31, 2006 are as follows:

Current Tax Expense	$-
Deferred Tax Benefit	(428)
Total	$(428)

The components of the Deferred Income Taxes asset at December 31, 2006 are as follows:

Deferred Tax Asset	$428
Deferred Tax Liability	-
Total Deferred Income Taxes	$428

ESP RESOURCES, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Period from November 20, 2006 (Date of Inception) Through December 31, 2006

(I)   INCOME TAXES - continued
The deferred tax asset is due to net operating loss carryforwards that expire in the year ending 2027.

The components of the Deferred Income Taxes asset at December 31, 2006 are attributable to each of the companies as follows:

ESP Petrochemicals, Inc.	$-
ESP Resources, Inc.	428
Total	$428

(J)   SUBSEQUENT EVENTS

One June 15, 2007 ESP Resources, Inc. acquired all of the stock of ESP Petrochemicals, Inc.

On October 31, 2007, the Company entered into a reverse merger transaction with a third-party public corporation.  The transaction involved the Company acquiring a seventy-five percent (75%) interest in a third-party public corporation and transferring all of its interest in its wholly owned subsidiary to the third-party public corporation.